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Federal Kemper Life Assurance Company (one of the Zurich Life insurance companies)
[1600 McConnor Parkway Ste. 6629, Schaumburg, IL 60173-6802]

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Variable Annuity Application
Product: [ ] Zurich Advantage III  [ ] Zurich Preferred(R)  [ ] Zurich Preferred(R)Plus  [ ] Zurich ArchwaySM
Plan Type: [ ] Non-Qualified  [ ] 408(b) IRA (Traditional)  [ ] 401  [ ] 403(b)  B/D Client Acct. # (if applicable):
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        [ ] Roth IRA   [ ] Simple IRA  [ ] SEP-IRA   [ ] 457(b) gov
        [ ] 457(b) non-gov  [ ] Other____________________

1. EMPLOYER INFORMATION [(For 401, 403(b), SIMPLE IRA, SEP-IRA and 457(b)plans)]
Employer Name:                           Date of Employment ____/____/____
If this application is for an existing employer sponsored plan, please supply:
Plan #:                                           Bill #:
If this application is for a new employer sponsored plan, please complete form [# L-8520]

2. OWNER (If the owner is a Trust, please submit the first and last page of the Trust document and complete form [# ZL-1068].)
Name:    Birth/Trust Date (mo/day/yr) ____/____/____ Sex  [ ] M  [ ] F
Street Address:*                          City:       State:       Zip:
SSN/Tax I.D. #:
Daytime Phone:    Mother's Maiden Name:
Driver's License # or State ID # or Other Government Issue ID # and Expiration
Date:
E-mail: Are you a U.S. Citizen? [ ] Yes [ ] No If no, country of origin:

3. JOINT OWNER (Non-Qualified contracts only)
Name:    Birth/Trust Date (mo/day/yr) ____/____/____ Sex  [ ] M   [ ] F
Street Address:*                          City:       State:       Zip:
SSN/Tax I.D. #:
Daytime Phone:    Mother's Maiden Name:
Driver's License # or State ID # or Other Government Issue ID # and Expiration
Date:
E-mail:                 Are you a U.S. Citizen?  [ ] Yes  [ ] No  If no, country
of origin:

4. ANNUITANT (If different from owner)
Name (First, M.I., Last): Birth Date (mo/day/yr) ____/____/____ Sex [ ] M  [ ] F
Street Address:*                          City:       State:       Zip:
SSN/Tax I.D. #:
Daytime Phone:                                      E-mail:

5. JOINT ANNUITANT (Non-Qualified contracts only)
Name (First, M.I., Last): Birth Date (mo/day/yr) ____/____/____ Sex [ ] M  [ ] F
Street Address:*                          City:       State:       Zip:
SSN/Tax I.D. #:
Daytime Phone:                                      E-mail:

6. BENEFICIARY
Unless you specify otherwise, payments will be shared equally by all primary beneficiaries who survive or, if none, by all contingent beneficiaries who survive. If additional space is needed, please use the Remarks section on page 5 or include a signed attachment to this application. If the beneficiary is a trust, corporation or partnership please provide the entity's name, address and date established.
If you named joint owners, do not select a primary beneficiary below since the surviving joint owner is automatically the beneficiary of any death benefits resulting from the death of a joint owner.

Primary Name:                Relationship:         Birth Date ____/____/____   %

[ ] Primary      Name:       Relationship:         Birth Date ____/____/____   %

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[ ] Contingent

[ ] Primary      Name:       Relationship:         Birth Date ____/____/____   %
[ ] Contingent

[ ] Primary      Name:       Relationship:         Birth Date ____/____/____   %
[ ] Contingent

[ ] Primary      Name:       Relationship:         Birth Date ____/____/____   %
[ ] Contingent

[ ] Primary      Name:       Relationship:         Birth Date ____/____/____   %
[ ] Contingent

7. REPLACEMENT
Do you have any existing annuity contracts or life insurance?   [ ] Yes   [ ] No

Will any existing life insurance or annuity contract be replaced or will values from another insurance policy or annuity contract (through loans, surrenders or otherwise) be used to pay purchase payments for the annuity contract applied for?
[ ] Yes  [ ] No
If yes, please indicate company name and policy number. Company Name:
Policy #:
(If more than one company use Remarks section on page 5.)

8. ANNUITY DATE
(mo/day/yr): _____/_____/______ (Not to be earlier or later than the dates permitted under the contract, as listed below)
Zurich Advantage III-Oldest owner's or annuitant's 90th birthday.
Zurich Preferred(R) -At least 1 year from the issue date and no later than the oldest owner's or annuitant's 90th birthday.
Preferred(R) Plus-At least 1 year from the issue date and no later than the oldest owner's or annuitant's 90th birthday.
Zurich ArchwaySM-At least 2 years from the issue date and no later than the oldest owner's or annuitant's 90th birthday.

9. PURCHASE PAYMENT(S) (Make checks payable to Federal Kemper Life Assurance Company)
A. Initial Payment $:       [ ] Check      [ ] Wire     Bank Originating
Wire________________________________________________________________

B. Expected Transfer Amount:               Distributor Trade/Transaction ID (If
applicable):
    Non-Qualified: [ ] 1035 Tax-Free Exchange [ ] Direct Investment (check/wire)
    [ ] CD/Mutual Fund Transfer
    403(b)/Qualified:  [ ] Direct Transfer    [ ] Direct Rollover   [ ] Rollover
    IRA/Roth:    [ ] Direct Transfer    [ ] Regular Contribution(_______________
    Contribution Tax Year)
       [ ] Rollover        [ ] Direct Rollover

C. [ ] Payroll Deduction
             Purchase Payment Amount     # of Purchase Payments      Annual
Purchase Payment
Purchase Payment Frequency
    Employee      x                =        $
    Employer      x                =        $
                  Total:   $
D. [ ] Pre-Authorized Checking  (Systematic Accumulations)
[ ] I authorize automatic deductions of $______________ from my bank account to be applied to this contract. A [$100] minimum applies.

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Please attach a voided check (voided withdrawal slip may be used with savings accounts.)
Frequency: Every  [ ] 1        [ ] 3          [ ] 6          [ ] 12 Months
Beginning: __________________

10. "Protect Your Future" Program [(Not offered with Zurich Advantage III)] Allocate a portion of my initial or transfer payment (from section 9A and/or B) to the ___________ year MVA Guarantee Period Account such that, at the end of the Guarantee Period, the MVA Guarantee Period Account would grow to an amount equal to the total initial payment assuming no withdrawals or transfers of any kind. The remaining balance will be applied as indicated in Section 11.

11. Purchase Payment Allocation Allocations must total 100%. Maximum of 18 subaccounts may be selected. Use form # L-8685 for portfolio selection within the MIAA program (not available with Zurich ArchwaySM). Percentage being allocated to MIAA ____________%.

SPECIALTY STOCK
______ % INVESCO VIF - Utilities Fund
______ % INVESCO VIF - Financial Services Fund
______ % INVESCO VIF - Health Sciences Fund
______ % INVESCO VIF - Real Estate Opportunity Fund
______ % Dreyfus Socially Responsible Growth
______ % Scudder Technology Growth

SMALL AND MID CAP U.S. STOCK
______ % Dreyfus Mid Cap Stock Portfolio
______ % Dreyfus Small Company Stock Portfolio
______ % Franklin Small Cap Value Securities Fund
______ % Templeton Developing Markets Securities Fund
______ % Franklin Rising Dividends Securities Fund
______ % Mutual Shares Securities Fund (Franklin Templeton)
______ % JP Morgan Mid Cap Value Portfolio
______ % Janus Aspen Mid Cap Value Portfolio (Perkins)
______ % Janus Aspen Small Cap Value Portfolio (Bay Isle)
______ % Oppenheimer Main Street Small Cap Fund(R)/VA
______ % Oppenheimer Aggressive Growth Fund/VA
______ % Scudder Small Cap Growth
______ % SVS Dreman Small Cap Value
______ % American Century VP Value
______ % J.P. Morgan Small Company
______ % Alger American Small Cap
______ % Janus Aspen Series Mid Cap Growth
______ % Alger American Mid Cap Growth

INTERNATIONAL
______ % JP Morgan International Opportunities Portfolio
______ % Janus Aspen Series Worldwide Growth
______ % Scudder International

LARGE CAP U.S. STOCK
______ % Oppenheimer Main Street(R) Fund/VA
______ % Oppenheimer Capital Appreciation Fund/VA

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______ % Oppenheimer Global Securities Fund/VA
______ % Mutual Discovery Securities Fund (Franklin Templeton)
______ % Scudder Growth
______ % Fidelity VIP Growth
______ % Fidelity VIP Equity-Income
______ % Fidelity VIP Index 500
______ % Janus Aspen Series Growth
______ % American Century VP Income & Growth
______ % Fidelity VIP Contrafund(R)
______ % Alger American Growth

MISCELLANEOUS FIXED INCOME
______ % Oppenheimer High Income Fund/VA
______ % Oppenheimer Strategic Bond Fund/VA
______ % Franklin Strategic Income Securities Fund
______ % Scudder High Income
______ % Scudder Money Market
______ % Scudder Money Market #2** (Zurich ArchwaySM Only)

U.S. BROAD FIXED INCOME
______ % Franklin U.S. Government Fund
______ % Franklin Zero Coupon Fund - 2010
______ % Scudder Fixed Income
______ % Scudder Government Securities
______ % Scudder Bond (not available with Zurich ArchwaySM)

BALANCED
______ % Scudder Total Return
______ % Fidelity VIP Asset Manager*
______ % Janus Aspen Series Balanced

FIXED ACCOUNT
______ % (not available with Zurich Preferred(R))

MVA GUARANTEE PERIOD ACCOUNTS

(Not available with Zurich Advantage III, $5,000 min. with Zurich Preferred(R) and Preferred(R)Plus, $500 min. with Zurich ArchwaySM.)
______ % ________________ year
______ % ________________ year
______ % ________________ year
______ % ________________ year

*Indicates funds available only with the Zurich Advantage III annuity. **Must complete section 13 when allocating to the Scudder Money Market #2.

12. AUTOMATIC ASSET REBALANCING (Not available concurrently with Dollar Cost Averaging or any portion allocated to the MIAA program)
[ ] I elect Automatic Asset Rebalancing
[(excluding MVA Guarantee Period Account's and Scudder Money Market #2)]

Frequency: Every  [ ] 1         [ ] 3         [ ] 6        [ ] 12 Months
Beginning: _________________________________

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Unless otherwise specified, rebalancing to the allocation percentages selected in Section 11 of this application will occur each period on the same day as the contract was issued.

13. Dollar Cost Averaging (DCA) (Not available with Automatic Asset Rebalancing. DCA is not allowed from any MVA Guarantee Period Accounts.)

Please transfer $_______________ ($100 minimum) from ____________________ (enter name of account). DCA from the Zurich Preferred(R) fixed account is available monthly for a period of 6 months only.

Frequency:  Every   [ ] 1 Month    [ ] 3 Months   [ ] 6 Months     [ ] 12 Months
            Beginning: ______________
            Unless otherwise specified, Dollar Cost Averaging will occur each period on the date the contract is issued.

Transfer To (Allocations must total 100%):

SPECIALTY STOCK
______ % INVESCO VIF - Utilities Fund
______ % INVESCO VIF - Financial Services Fund
______ % INVESCO VIF - Health Sciences Fund
______ % INVESCO VIF - Real Estate Opportunity Fund
______ % Dreyfus Socially Responsible Growth
______ % Scudder Technology Growth

SMALL AND MID CAP U.S. STOCK
______ % Dreyfus Mid Cap Stock Portfolio
______ % Dreyfus Small Company Stock Portfolio
______ % Franklin Small Cap Value Securities Fund
______ % Templeton Developing Markets Securities Fund
______ % Franklin Rising Dividends Securities Fund
______ % Mutual Shares Securities Fund (Franklin Templeton)
______ % JP Morgan Mid Cap Value Portfolio
______ % Janus Aspen Mid Cap Value Portfolio (Perkins)
______ % Janus Aspen Small Cap Value Portfolio (Bay Isle)
______ % Oppenheimer Main Street Small Cap Fund(R)/VA
______ % Oppenheimer Aggressive Growth Fund/VA
______ % Scudder Small Cap Growth
______ % SVS Dreman Small Cap Value
______ % American Century VP Value
______ % J.P. Morgan Small Company
______ % Alger American Small Cap
______ % Janus Aspen Series Mid Cap Growth
______ % Alger American Mid Cap Growth

INTERNATIONAL
______ % JP Morgan International Opportunities Portfolio
______ % Janus Aspen Series Worldwide Growth
______ % Scudder International

LARGE CAP U.S. STOCK
______ % Oppenheimer Main Street(R) Fund/VA
______ % Oppenheimer Capital Appreciation Fund/VA

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______ % Oppenheimer Global Securities Fund/VA
______ % Mutual Discovery Securities Fund (Franklin Templeton)
______ % Scudder Growth
______ % Fidelity VIP Growth
______ % Fidelity VIP Equity-Income
______ % Fidelity VIP Index 500
______ % Janus Aspen Series Growth
______ % American Century VP Income & Growth
______ % Fidelity VIP Contrafund(R)
______ % Alger American Growth

MISCELLANEOUS FIXED INCOME
______ % Oppenheimer High Income Fund/VA
______ % Oppenheimer Strategic Bond Fund/VA
______ % Franklin Strategic Income Securities Fund
______ % Scudder High Income
______ % Scudder Money Market
______ % Scudder Money Market #2** (Zurich ArchwaySM Only)

U.S. BROAD FIXED INCOME
______ % Franklin U.S. Government Fund
______ % Franklin Zero Coupon Fund - 2010
______ % Scudder Fixed Income
______ % Scudder Government Securities
______ % Scudder Bond (not available with Zurich ArchwaySM)

BALANCED
______ % Scudder Total Return
______ % Fidelity VIP Asset Manager*
______ % Janus Aspen Series Balanced

FIXED ACCOUNT
______ % (not available with Zurich Preferred(R))

MVA GUARANTEE PERIOD ACCOUNTS
(Not available with Zurich Advantage III, $5,000 min. with Zurich Preferred(R) and Preferred(R)Plus, $500 min. with Zurich ArchwaySM.)
______ % ________________ year
______ % ________________ year
______ % ________________ year
______ % ________________ year

*Indicates funds available only with the Zurich Advantage III annuity.

14. OPTIONAL RIDERS (this section must be completed.)
I/We elect the following optional rider and understand there is an additional charge: (check one of the following boxes)
[ ] Zurich SafeguardSM Death Benefit     [ ] Zurich SafeguardSM Plus Death
Benefit      [ ] I choose not to elect an optional rider.

15. CONSENT TO ELECTRONIC DELIVERY

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[ ] I agree to have prospectus updates, semi-annual reports, proxy solicitation material and other applicable regulatory documents delivered to me on an IBM and Macintosh compatible CD-Rom. I understand that at any time I may change my mind and choose to receive paper copies of applicable regulatory documents by calling
(888) 477-9700.

If you do not check the box above, you will receive paper copies of all required regulatory documents. You will not receive electronic copies in addition to paper copies provided.

16. TELEPHONE AUTHORIZATION
By signing this application, I authorize and direct Federal Kemper Life Assurance Company (FKLA) to accept telephone instructions from the owner, active insurance representative, and the individual listed below to effect transfers and/or future purchase payment allocation changes. I agree to hold harmless and indemnify FKLA and its affiliates and its directors, employees and representatives against any claim arising from such action. I am aware that I may deny the active insurance representative authorization to make telephone transfers by checking the designated box below.
Name of additional authorized individual (if any)
______________________________________________________________
[ ] I do not authorize the active insurance representative to make telephone transfers on my behalf.
[ ] I do not accept this telephone transfer privilege.

17. REMARKS

18. WARNINGS, NOTICES AND STATEMENTS
Arkansas, Colorado, District of Columbia, Kentucky, Louisiana, Maine, New Mexico, Ohio, Oklahoma, Pennsylvania and Tennessee Fraud Warning - Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. Florida Fraud Warning - Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
Michigan Fraud Warning - Any person who submits an application or files a claim with intent to defraud or helps commit a fraud against an insurer, as determined by a court of competent jurisdiction, is guilty of a crime.
New Jersey Fraud Warning - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Amounts received under a 403(b) annuity may be distributed only when the employee a) reaches 591/2; b) severs employment; c) dies; d) becomes disabled; or e) is eligible for hardship.

By signing below, you are indicating that you have received an IRA disclosure statement (if applicable).

RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUSES FOR THIS VARIABLE ANNUITY AND THE UNDERLYING FUNDS. Payments and values provided by the contract, when based on investment experience of the subaccounts, are variable and are not guaranteed as to dollar amount. They are not guaranteed by the company, any other insurance company, the us government or any state government, and are not insured by the FDIC, the federal reserve board or any other federal or state agency. All risk is borne by the owner for those funds assigned to a separate account. WITHDRAWALS AND TRANSFERS FROM A GUARANTEE PERIOD THAT ARE MADE PRIOR TO THE END OF THAT GUARANTEE PERIOD ARE SUBJECT TO A MARKET VALUE ADJUSTMENT THAT MAY INCREASE OR DECREASE THE CONTRACT VALUE. THE INITIAL INTEREST RATE IS GUARANTEED ONLY FOR A LIMITED PERIOD OF TIME.

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[ ] Please check here if you want a Statement of Additional Information.

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

19. SIGNATURES
Application Made at (City):                State:               Date:

Signature of Owner/Participant:            Signature of Joint Owner: (if
                                           applicable)

Signature of Plan Owner: (For 401, 403(b) and 457(b) plans, if applicable)

20. PRODUCER INFORMATION
Does the owner have any existing annuity contracts or life insurance?   [ ] Yes
[ ] No
To the best of your knowledge, will any existing life insurance or annuity contract be replaced or will values from another insurance policy or annuity contract (through loans, surrenders or otherwise) be used to pay purchase payments for the annuity contract applied for? [ ] Yes [ ] No
If yes, please indicate annuity or life insurance below, enter the plan type code and submit any required replacement forms.
[ ] Life Insurance  [ ] Annuity     Plan Type Code______________________________
(If more than one company use Remarks section on page 5.)

I certify that the information provided by the owner has been accurately recorded; current prospectuses were delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner. Suitability information has been obtained and filed with the broker/dealer.

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Signature of Producer 1:                                E-mail Address:          Zurich Life Producer #:


Printed Name of Producer 1:                             Phone #:      Date:      Commission
Option:_____________


Signature of Producer 2 (If applicable):                E-mail Address:          Zurich Life Producer #:


Printed Name of Producer 2 (If applicable):             Phone #:                 Date:


Printed Name of Broker/Dealer:                                                   Broker/Dealer Principal Approval


Branch Office Street Address for Contract Delivery:


Florida License ID # For Contracts Sold in Florida:
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